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                                                           EXHIBIT 4.1

                    Sample of Common Stock Certificate

                           [Symbol of an Eagle]

      NUMBER                                                   SHARES
      RP

                                                            COMMON STOCK

                            PUBCO CORPORATION
           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                       CUSIP 744378 60 5

                                     SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that
                                  SAMPLE
is the owner of
           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                       PAR VALUE $.01 PER SHARE OF

                            PUBCO CORPORATION

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all of the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto and the By-laws of the Corporation, to all of which the holder of this certificate assents by acceptance hereof. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                             PUBCO CORPORATION
                                 Corporate
                                   Seal
                                 Delaware


/s/  Stephen R. Kalette                             /s/  Robert H. Kanner
- -----------------------                             ---------------------
       SECRETARY                                    PRESIDENT AND C.E.O.

COUNTERSIGNED AND REGISTERED
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          (New York, N.Y.)
                TRANSFER AGENT AND REGISTRAR
BY

                AUTHORIZED SIGNATURE



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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT -    Custodian
TEN ENT - as tenants by the entireties                         (Cust)  (Minor)
JT TEN  - as joint tenants, with right of        under Uniform Gifts to Minors
        survivorship and not as tenants          Act
        in common                                   --------------------------
                                                              (State)
        Additional abbreviations may also be used though not in the above list.


    For value received                   hereby sell, assign and transfer unto
                       -----------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


- ------------------------------------------------------------------------------
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ----------------------------------------------------------------------- Shares

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                   -------------------------------------------

- --------------------------------------------------------------------  Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -------------------------------------


          X
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             NOTICE:  The Signature to this assignment must correspond
           with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.